Transformational Merger with Central Bancshares, Inc.

Investor Presentation

November 21, 2014

MidWestOne Financial Group, Inc.

MidWestOne Financial Group, Inc. • 102 South Clinton Street • Iowa City, Iowa 52240 • 800.247.4418 • MidWestOne.com
NASDAQ: MOFG

MidWestOne Financial Group, Inc.

Cautionary Note Regarding Forward-Looking Statements

Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include, among other things, statements regarding future results or expectations. MidWest*One* Financial Group, Inc. ("MidWest*One*") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. MidWest*One*'s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could cause actual results to differ from those set forth in the forward-looking statements or that could have a material effect on the operations and future prospects of MidWest*One* include, but are not limited to: (1) the strength of the local and national economy; (2) the risks of mergers, including the merger with Central Bancshares Inc., acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as a part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions (3) changes in interest rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and fees; (4) the loss of key executives or employees; (5) changes in the quality and composition of MidWest*One*'s loan and securities portfolios, demand for loan products and deposit flows;(6) changes in the assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (7) the effects of competition and the overall demand for financial services in MidWest*One*'s market areas; (8) MidWest*One*'s ability to implement new technologies and develop and maintain secure and reliable electronic systems; (9) changes in accounting principles, policies, and guidelines; and (10) other risk factors detailed from time to time in filings made by MidWest*One* with the Securities and Exchange Commission (the "SEC").

Additional Information and Where You Can Find It

MidWest*One* will file a preliminary proxy statement with the SEC in connection with the proposed transaction and will mail a definitive proxy statement and other relevant materials to its shareholders. Shareholders are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement because these documents will contain important information about MidWest*One*, Central and the proposed transaction. When filed, these documents and other documents relating to the proposed transaction filed by MidWest*One* can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing MidWest*One*'s website at www.midwestone.com under the tab "About MidWest*One* Financial Group" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from MidWest*One* upon written request to MidWest*One* Financial Group, Inc., Attention: Gary J. Ortale, P.O. Box 1700, Iowa City, IA 52244 or by calling (319) 356-5800.

Participants in Solicitation

MidWest*One*, certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of MidWest*One* relating to its 2014 Annual Meeting of Shareholders filed with the SEC by MidWest*One* on March 14, 2014. This definitive proxy statement can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed by MidWest*One* with the SEC in conjunction with the proposed transaction (when they become available).

You're the *One*™

Transaction Overview

Strategic Rationale

- Combination of two strong Midwest community banks with significant presence in key metropolitan markets
- Meaningfully enhances MidWest*One*'s scale, creating an almost$3 billion asset financial institution well-positioned for continued growth
- Unites similar community bank operating models and cultures in complementary geographies, including stable and attractive Iowa markets and the large metropolitan markets of the Twin Cities

Financial Appeal

- Substantial EPS accretion:
  - ✓ 10%+ in 2015 (1)
  - ✓ 20%+ in 2016
  - ✓ 30%+ forward
- TBVPS dilution earned back in under 3.5 years
- Solid capital ratios at closing, earnings drive significant future capital accretion

Low Risk Combination

- Comprehensive due diligence process completed, including internal and third-party loan review
- Proven track record of successful acquisitions at both companies, with an experienced combined management team well-positioned for growth
- Low levels of credit risk and similarly conservative credit cultures, with loss share coverage on a portion of Central's loan portfolio

You're the *One*™

(1) Excluding transaction related one-time costs

Company Overviews

As of or for the twelve months ended September 30, 2014

MidWest*One* Financial Group, Inc.	
Headquarters:	Iowa City, IA
Number of Offices:	25
Total Assets ($mm):	$1,813
Gross Loans ($mm):	$1,124
Total Deposits ($mm):	$1,432
LTM ROAA:	1.1%
LTM ROATE:	11.2%

Company Overview

- MidWest*One* Bank founded in 1934 in Iowa City, Iowa as Iowa State Bank & Trust Co.
- Current franchise the product of 2008 merger of equals between ISB Financial Corp. and MidWest*One* Financial Group, Inc.
- Efficient operating model and strong capital position coupled with superior asset-quality metrics

As of or for the twelve months ended September 30, 2014

Central Bancshares, Inc.	
Headquarters:	Golden Valley, MN
Number of Offices:	22
Total Assets ($mm):	$1,172
Gross Loans ($mm):	$872
Total Deposits ($mm):	$1,056
LTM ROAA (1):	0.7%
LTM ROATE (1):	11.0%

Company Overview

- Central founded in 1988 in Golden Valley, Minnesota
- Mr. John M. Morrison sole shareholder, 40+ year career in community bank ownership, will become Chairman of the Board of the combined company
- Since 2009, Central has completed 2 open-bank transactions and 6 FDIC-assisted transactions
- Strong organic growth combined with solid credit quality metrics

You're the *One*™

(1) Return metrics for Central adjusted using an assumed tax rate of 40% to account for S-Corporation status

MidWest*One* Financial Group, Inc.

Key Terms & Assumptions

Consideration	• $64.0 million cash and 2.723 million shares of MidWest*One* common stock • 47.9% cash / 52.1% stock (1)
Structure	• Fixed cash, fixed shares
Transaction Value	• $133.6 million in aggregate (1)
Ownership	• 75.4% MidWest*One* / 24.6% Central
Estimated Cost Savings	• Approximately 22% fully phased-in • Phase-in: 25% year one, 63% year two, 100% year three forward
Core Deposit Intangible	• Assumed 1.50%, amortized straight line over 8 years
Estimated Fair Value Marks	• ($18.5) mm gross loan mark • $4.6 mm interest rate mark on loans • $2.0 mm fixed asset write-up • ($0.4) mm mark on non-covered ORE • ($2.6) mm interest rate mark on trust preferred securities • $19.6 mm mark-up on acquired loans acquisition discount • $0.5 mm mark-up on acquired ORE acquisition discount • ($2.5) mm mark on FDIC receivable
Transaction Costs	• Estimated $5.0 million pre-tax
Estimated Cash Funding	• Excess liquidity at bank levels and holding company loan
Timing	• Expected to close in the second quarter of 2015

You're the *One*™

(1) Based on MidWest*One* price per share of $25.55 as of November 20, 2014

MidWestOne Financial Group, Inc.

Transaction Multiples

Dollars in millions

Central GAAP Basis

- Aggregate Transaction Value: $133.6 [(1)]
- Sept. 30 LTM Tax Effected Earnings: $8.7 [(2)]
- Sept. 30 Book Value: $78.6
- Sept. 30 Tangible Book Value: $77.5
- Sept. 30 Core Deposits: $940.8 [(3)]

Transaction Multiples: GAAP Basis

- Price / LTM Tax Effected Earnings: 15.4x
- Price / Book Value: 169.9%
- Price / Tangible Book Value: 172.3%
- Core Deposit Premium: 6.0%

Adjustments to GAAP Basis

- Book Value Impact of Acquisition Discounts: $20.1 [(4)]
- Book Value Impact of Planned Capital Distributions Pre-Close: ($11.2) [(5)]
- Book Value Impact of FDIC Receivable Write-Down: ($2.5) [(6)]

Central Adjusted Basis

- Aggregate Transaction Value: $133.6 [(1)]
- Sept. 30 LTM Tax Effected Earnings: $8.7 [(2)]
- Sept. 30 Adjusted Book Value: $85.1 [(4,5,6)]
- Sept. 30 Adjusted Tangible Book Value: $84.0 [(4,5,6)]
- Sept. 30 Core Deposits: $940.8 [(3)]

Transaction Multiples: Adjusted Basis

- **Price / LTM Tax Effected Earnings: 15.4x**
- **Price / Adjusted Book Value: 157.0%**
- **Price / Adjusted Tangible Book Value: 159.0%**
- **Adjusted Core Deposit Premium: 5.3%**

(1) Based on MidWest*One* price per share of $25.55 as of November 20, 2014
(2) Assumes a tax rate of 40.0% to account for S-corporation status
(3) Core deposits defined as total deposits less time deposits > $100,000
(4) As of September 30, 2014, Central had recorded on its balance sheet $19.6 million of discounts on loans acquired and $0.5 million of discounts on acquired OREO, all of which came through past FDIC assisted acquisitions
(5) Represents the amount of cash distributions from Central to Mr. Morrison in excess of 40% of pre-tax earnings from September 30, 2014 through close
(6) As of September 30, 2014, Central had an FDIC receivable on its balance sheet which resulted from its FDIC assisted acquisitions and loss share agreements

Strength in Attractive Markets


Central Florida Offices
Cape Coral
North Fort Myers
St James City
Sanibel
San Carlos Park
Bonita Springs
Naples
Bloomington
Lakeville
Red Wing
Faribault
Owatonna
Rochester
Austin
Mason City
Nashua
Waterloo
Manchester
Dubuque
Ames
Marshalltown
Cedar Rapids
Maquoketa
Clinton
Des Moines
Davenport
Moline
Muscatine
Knoxville
Burlington
Galva
Corydon
Centerville
Keokuk
Macomb
MidWestOne Offices
Central Offices

Rank	Cumulative MOFG Deposit MSAs Institution	# of Branches	June 2014 Total Deposits ($mm)	June 2014 Market Share (%)
1	Wells Fargo & Co. (CA)	38	2,678	10.30
2	U.S. Bancorp (MN)	44	2,641	10.15
3	Hills Bancorp. (IA)	17	1,728	6.64
4	QCR Holdings Inc. (IL)	11	1,445	5.56
5	MidWest*One* (IA)	21	1,206	4.64
6	Blackhawk Bancorp. Inc. (IL)	16	831	3.20
7	Neighbor Insurance Agency Inc (IA)	8	560	2.15
8	Triumph Consolidated Cos. LLC (TX)	10	526	2.02
9	Central Bancshares Inc. (IA)	9	426	1.64
10	Two Rivers Financial Grp Inc. (IA)	6	392	1.51
11	FSB Financial Services Inc. (IA)	8	387	1.49
12	Iowa First Bancshares Corp. (IA)	6	380	1.46
13	Pilot Bancorp. Inc. (IA)	12	377	1.45
14	First Midwest Bancorp Inc. (IL)	6	362	1.39
15	Orion Bancorp. Inc. (IL)	8	360	1.39
16	Great Southern Bancorp Inc. (MO)	7	337	1.30
17	BTC Financial Corp. (IA)	3	312	1.20
18	Cornerstone Finl Svcs Grp Inc. (IA)	3	283	1.09
19	Country Bancorp. (IA)	10	273	1.05
20	First of Waverly Corp. (IA)	6	265	1.02
	Top 20 Institutions	**249**	**15,767**	**60.63**
	Total For Institutions In Market	**526**	**26,005**	**100.00**

Rank	Minneapolis-St. Paul, MN-WI MSA Institution	# of Branches	June 2014 Total Deposits ($mm)	June 2014 Market Share (%)
1	Wells Fargo & Co. (CA)	100	121,770	57.40
2	U.S. Bancorp (MN)	101	56,924	26.83
3	TCF Financial Corp. (MN)	93	5,330	2.51
4	Bank of Montreal	34	3,049	1.44
5	Bremer Financial Corp. (MN)	26	2,459	1.16
6	Associated Banc-Corp (WI)	26	1,444	0.68
7	Klein Financial Inc. (MN)	18	1,394	0.66
8	Anchor Bancorp Inc. (MN)	15	1,247	0.59
9	Central (MN)	15	759	0.36
10	University Financial Corp Inc (MN)	7	653	0.31
11	Bridgewater Bancshares Inc. (MN)	3	583	0.27
12	Premier Bank (MN)	7	488	0.23
13	Vermillion Bancshares Inc. (MN)	6	464	0.22
14	BNP Paribas	3	439	0.21
15	Venture Bancshares Inc. (MN)	3	419	0.20
16	American National Corp. (NE)	5	379	0.18
17	Alerus Financial Corp. (ND)	4	376	0.18
18	Highland Bancshares Inc. (MN)	5	364	0.17
19	Duke Financial Group Inc. (MN)	7	341	0.16
20	Crosstown Holding Co. (MN)	7	317	0.15
	Top 20 Institutions	**485**	**199,200**	**93.91**
	Total For Institutions In Market	**816**	**212,149**	**100.00**

- Combined franchise well-positioned in compelling metropolitan Midwest markets, including Minneapolis/St. Paul, Iowa City and Waterloo/Cedar Falls
- Top 10 position in the large and concentrated low cost deposit markets of the Twin Cities MSA
- Expected to result in a pro forma ratio of non-interest bearing deposits to total deposits of greater than 20%
- Strong and growing markets in southwest Florida

You're the *One*™

Source: SNL Financial

Loan & Deposit Composition (1)

Loan Composition

MidWestOne


8.7%
24.8%
19.2%
5.0%
15.9%
9.8%
5.9%
10.7%

MRQ Yield on Loans: 4.49%

Central


11.5%
2.8%
0.8%
27.2%
7.0%
5.5%
22.2%
23.1%

MRQ Yield on Loans: 5.98%

Combined (1)


6.1%
15.8%
25.9%
9.3%
5.2%
6.4%
15.6%
15.7%

MRQ Yield on Loans: 5.14%

- 1-4 Family
- Multifamily
- Owner-Occupied CRE
- Non-Owner-Occupied CRE
- Construction & Development
- Farm & Agricultural
- Commercial & Industrial
- Consumer & Other

Deposit Composition

MidWestOne


18.9%
14.8%
6.8%
16.5%
43.1%

MRQ Cost of Deposits: 0.52%

Central


10.9%
28.1%
16.0%
2.3%
42.7%

MRQ Cost of Deposits: 0.35%

Combined (1)


15.5%
20.4%
16.3%
4.9%
42.9%

MRQ Cost of Deposits: 0.45%

- Non-Interest Bearing Deposits
- Transaction Accounts
- MMDA & Savings
- Time Deposits < 100K
- Time Deposits > 100K

You're the One™

(1) Does not include purchase accounting adjustments

MidWestOne Financial Group, Inc.

Pro Forma Financial Impact

Highlights

- Estimated 10%+ accretion to 2015 EPS, excluding transaction costs, with minimal cost savings
- Estimated 20%+ EPS accretion to 2016 EPS, cost savings yet to be fully phased-in
- Estimated 30%+ EPS accretion in 2017 forward, with conservative cost savings assumption of approximately 22% and no revenue enhancements
- Estimated to earn back tangible book value per share dilution in less than 3.5 years
- Expected to produce consolidated profitability ratios of 1%+ ROAA and double digit ROAE in the first full year of operations, expanding in future periods

Estimated Pro Forma Impact

Estimated EPS Impact	
2015 EPS Accretion (1)	10% +
2016 EPS Accretion	20% +
2017 & Forward EPS Accretion (2)	30% +

Estimated Balance Sheet ($mm)	Pro Forma at Close
Total Assets ($mm)	$2,914
Net Loans ($mm)	$2,030
Total Deposits ($mm)	$2,416
Tangible Common Equity ($mm)	$209

Estimated Capital Ratios	Pro Forma at Close
Tangible Common Equity / Tangible Assets	7.3%
Tier I Leverage Ratio	7.9%
Tier I Risk-Based Capital Ratio	10.5%
Total Risk-Based Capital Ratio	11.3%

Estimated Tangible Book Value Earn-back	
Earnback Period	< 3.5 Years

You're the One™

(1) Excluding transaction related one-time costs
(2) Fully phased-in cost savings not realized until 2017

MidWestOne Financial Group, Inc.

Conclusion

- Transformational merger of strong, community focused banking franchises
- Strategic entry into the attractive, large metropolitan market of Minneapolis / St. Paul
- Combination of experienced management teams
- Conservative merger assumptions, identified and achievable future cost savings
- Estimated to be immediately and significantly accretive to earnings
- Transaction will enhance MidWest*One*'s near-term and long-term franchise value
- Positions the combined company to become one of few publicly traded $3+ billion asset community banks in its markets

You're the ***One***™

You're the *One*®

Contact:
Gary J. Ortale
Chief Financial Officer
(319) 356-5924
gortale@midwestone.com

MidWestOne Financial Group, Inc.™

MidWestOne Financial Group, Inc.
102 South Clinton Street • Iowa City, Iowa 52240
319.356.5800
MidWestOne.com